Exhibit 99.1
INVESTOR PRESENTATION THIRD QUARTER

2024 NASDAQ: USCB USBC FINANCIAL HOLDINGS U.S.

CENTURY BANK

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” and “intend,”, the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward

-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance,

and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events,

or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations;

our ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred

tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which
we are subject, including the laws for each jurisdiction where we operate;

adverse changes or conditions in the capital and financial markets,

including actual or potential stresses in the banking industry;

deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic,

depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock;

our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;

inflation, interest rate, unemployment rate, and market and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission

(“SEC”). All forward-looking statements are necessarily

only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore,

you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update

or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made

or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also

review the risk factors described in the reports USCB Financial

Holdings, Inc. filed or will file with the SEC. Non-GAAP Financial

Measures This presentation includes financial information determined by methods other than in accordance with generally accepted

accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included

these non-GAAP financial measures because it believes these

measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance

trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer

to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined

in accordance with GAAP, and are not necessarily comparable

to non-GAAP measures that may be presented by other companies.

Reconciliations of these non-GAAP measures to the most directly compa rable GAAP measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. All numbers included in this presentation are unaudited unless otherwise noted. 2

TABLE OF CONTENTS 1 Who We Are 2 Growth Strategy

3 Financial Review 4 Appendix 3

WE ARE A RELATIONSHIP-FIRST BANK

Company Overview

- Founded in 2002, U.S. Century Bank is a state-chartered bank headquartered in South Florida
  - 9th largest Florida headquartered bank by deposits in Miami Dade County as of June 30, 2024.(1)
- Its holding company formed in December 2021, USCB Financial Holdings, Inc. (NASDAQ: USCB) is included in the Russell 3000 Index
- The Bank issued its initial public offering in July 2021, raising $40.0 million in equity capital.
- Full service commercial bank offering products and services tailored to meet the needs of Small-to-Medium Sized Businesses, entrepreneurs and professionals in South Florida (Miami Dade, Broward, and Palm Beach counties)
- SBA preferred lender, ranked as a top SBA 7(a) community bank lender in Miami Dade and Broward counties
- 5-star Bauer Financial rating

ASSETS	LOANS	DEPOSITS	EQUITY
$2.5B	$1.9B	$2.1B	$214M

NPA/ASSETS	TOTAL RBC	ROAA(2)	EPS(3)
0.11%	13.22%	1.11%	$0.35

For the Company as of September 30, 2024.

(1) FDIC Deposit Market Share Report as of 6/30/24.
(2) Based on Q3 2024 results. Annualized.
(3) Diluted EPS for the quarter ended September 30, 2024.

Commercial Banking

- Focused on servicing small/medium-sized businesses within branch footprint
- Offer relationship retail deposit products to owners and operators of SMBs
- Ability for customers to access accounts through online and mobile banking platforms
- Credit products include Asset Based Loans, Lines of Credit and Term Loans
- Provide Treasury Management services to clients
- Relationship-driven with flexible solutions tailored to each client's need

South Florida


10 Branches

4

LOCATED IN A VIBRANT ECONOMY Florida is one of

the largest business markets in the country According to the U.S.

Small Business Administration’s 2022 report, Florida ranks third among states with the largest number of small businesses (three million) Enterprise Florida reported the state had the lowest unemployment rate amongst the top ten largest states as of November 2022;

Florida continues to maintain one of the lowest unemployment rates compared to the national rate According to CNBC, Florida ranked #8 in 2023 for business The tri-county area of Miami-Dade,

Broward and Palm Beach is the premier market within the state of

Florida According to the U.S. Small Business Administration’s report,

Miami-Dade MSA accounts for more than 1/3 of small businesses in the state of Florida as of December 2022 A diverse and vibrant economy

Miami-Dade MSA has a rapidly growing population The Miami

-Dade MSA represents over 6 million residents and is expected to reach close to 7 million by 2025 Business-friendly tax structur es, no personal income tax and a reasonable cost living attract business to Florida 23 Fortune 500 companies are in Florida as of

the end of 2022, with 11 in the Miami-Dade MSA Sources:

U.S. Small Business Administration’s Office of Advocacy

for 2022, Enterprise Florida, U.S. Bureau of Labor Statistics, Fortune

Magazine, Miami-Dade Beacon Council. 5

ATTRACTIVE DEMOGRAPHICS Household Income Projected

Growth 2022-2027 (1) Miami leads expectations of income

growth with a 5-year growth rate of 16.98%. 9 cities within the current

USCB network are expected to have growth greater than the US and Florida averages Miami-Dade MSA is the premier market

within the state of Florida The Miami-Dade metro area is the tenth largest MSA in the United States by total number of businesses,

per the North American Industry Classification System (NAICS) database

USCB network USA & Florida growth rates 18.00% 17.00%

16.00% 15.00% 14.00% 13.00% 12.00% 11.74% 11.90% 11.97%

12.02% 12.05% 123.10% 12.35% 12.39% 12.81% 13.20%

13.24% 13.26% 13.32% 13.37% 13.46% 13.47% 13.78% 13.99%

14.04% 14.16% 15.34% 15.61% 16.98% 11.00% 10.00%

9.00% 8.00% Tampa Coral Springs Palm Bay Jacksonville Hollywood

US Florida Pembroke Pines Hialeah Davie Spring Hill Tallahassea

Miramar Cape Coral Pompano Beach West Palm Beach

Orlando Clearwater Saint Petersburg Miami Gardens Fort Lauderdale

Port Saint Lucie Miami (1) Source: S&P Global Market Intelligence.

6

SEASONED MANAGEMENT Luis de la Aguilera Chairman,

President & CEO Previously President & CEO of TotalBank 40+

years in banking Rob Anderson Chief Financial Officer Previously

CFO of Capstan Financial Holdings 18+ years in banking Bill Turner

Chief Credit Officer Previously CCO of Interamerican Bank 35+

years in banking Oscar Gomez Head of Global Banking Division

Previously at Regions Bank 30+ years in banking Maricarmen

Logroño Chief Risk Officer Previously at Doral Bank 20+ years in banking Nicholas Bustle Chief Lending Officer Previously

at Valley Bank 35+ years in banking Andres Collazo

Director of Operations & IT Systems Previously at TotalBank

33+ years in banking Martha Guerra-Kattou Director of Sales & Marketing

Previously at TotalBank 30+ years in banking Seasoned Management

Team with Local Banking Experience 7

ACCOMPLISHED BOARD OF DIRECTORS Luis de la Aguilera

Chairman, President & CEO Previously President & CEO of TotalBank

• Director since 2016 Aida Levitan * Board Member President the

Levitan Group Director since 2013 Kirk Wycoff V* Board Member

Managing Partner, Patriot Financial Partners, LP. Director

since 2015 Howard Feinglass Board Member Managing Partner,

Priam Capital Director since 2015 Ramón Abadin Board Member

Partner, Ramon A. Abadin P.A. Director since 2017

Bernardo Fernandez, Jr. Board Member Previous CEO, Baptist Health

Medical Group Director since 2017 Ramon A. Rodriguez, CPA

Board Member Chairman and Chief Executive Officer Cable Insurance

Director since 2022 Robert Kafafian Board Member Founder, Chairman

& Chief Executive Officer The Kafafian Group, Inc.

Director since 2022 Maria C. Alonso Board Member CEO and Regional

Dean of Northeastern University, Miami Campus Director

since 2022 Highly Accomplished and Aligned Board with Complementary

Track Records 8

OUR STRATEGY Organic Loan Growth: Take advantage

of platform that we have developed post recap, capitalize on fragmented

Miami-Dade MSA community banking market, and continue

to build market share Capitalize on inherent advantages over smaller community

banks which lack our product expertise and breadth of service

Due to significant consolidation, there exists a base of potential clients that desire to partner with a bank that is locally headquartered

Team Lift-outs: Continue to bring in top tier talent to U.S. Century

Bank, with teams attracted to culture, public currency and

local decision making Overall growth success will depend upon our ability to attract, retain, develop, incentivize, and reward the human capital necessary to execute growth strategy Attractive stock-based

incentive compensation to attract top tier talent Asset Purchases:

Portfolio loan purchases from companies exiting non-core lines of business;

opportunistic to organic growth initiatives Net capital can

serve as dry powder to facilitate meaningfully sized portfolio acquisitions

Proactively evaluating portfolio opportunities that are consistent with USCB’s credit philosophy Strategic Acquisitions: Become an active acquirer for Florida banks looking to find a partner Focused on strategic, financially attractive acquisitions which support USCB’s organic

growth strategy without compromising the risk profile Numerous potential partners Miami-Dade MSA that may seek liquidity USCB is positioned to offer stock consideration 9

DIVERSIFIED BUSINESS VERTICALS

Specialty banking products, services and solutions designed for small businesses, homeowner associations, law firms, medical practices and other professional services firms, yacht lending and global banking services

Differentiated Banking Product Offerings

Jurist Advantage

$246MM Deposits

- Deposit aggregating focus/strategy
- Tailored products & services for law offices, managing partners, associates and other staff members
- Commercial deposits accounts, treasury management, commercial lending, student loan refinancing, residential loans and credit card services

Yacht Lending

$192MM Loans

- Yacht financing for larger vessels, transaction range is $750k -$7.5MM.
- Brokered oriented business, 3 vendor approved brokers
- Member of the National Marine Lenders Association
- Acquired two yacht lending portfolios in 2021 and launched this new vertical in 2022

Association Banking

$127MM Deposits / $115MM loans

- Deposit aggregating focus/strategy
- Banking for Homeowner Associations and Property Managers
- Offer deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements financing
- Significant lending capacity to target large credits

SBA / Small Business Lending

$47MM Loans

- Relationship-oriented business focused on delivering fast loan commitments to small and medium-sized enterprises
- Predominately Small business line of credits and CD secured loans
- Affordable SBA loan provider
- Approved by the SBA to participate in the Preferred Lenders Program

Medical Advantage

$21MM Deposits

- Deposit aggregating focus/strategy
- As a concierge-level banking service, MDAdvantage is designed to cater to the complex banking requirements of medical professionals.
- Offers a broad range of products and services developed for physicians, dentists, and veterinarians

Correspondent Banking

$250MM Deposits / $104MM Loans

- Comprehensive range of both domestic and international services with the latest in technology to ensure quick processing
- Focus on Caribbean and Latin American countries
- Correspondent banking services include letters of credit, foreign collections, wire transfers, ForEx and trade finance

Balances as of September 30, 2024

10

DEPOSIT AGGREGATING VERTICALS Deposits Trend

(EOP) In millions $88 $229 $312 $352 $446 $492 $554 $575

$644 $48 $129 $138 $154 $177 $200 $209 $226 $250 $10 $38

$77 $68 $97 $112 $134 $130 $127 $30 $62 $97 $130 $172 $164 $211

$219 $246 2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024

Q3 2024 JA/PCQ HOA Corresponding Banking MD Advantage

Commentary $556 million in deposit growth compared to December

31, 2018. Growth by vertical from 2018 to Third Quarter 2024:

JA/PCG: $216 million. HOA: $117 million. Correspondent

Banking & International Banking: $202 million. MD Advantage:

$21 million. 11

Q3 2024 HIGHLIGHTS GROWTH Average deposits increased

by $136.1 million or 7.0% compared to the third quarter 2023. Average loans increased $267.4 million or 16.6% compared to the third quarter

2023. Liquidity sources as of September 30, 2024, aggregated $695 million in on-balance sheet and off-balance sheet sources. Tangible

book value per common share (a non-GAAP measure) (1) on September

30, 2024 was $10.90 includes AOCI impact of ($1.94) increased

$0.66 or 25.7% annualized from $10.24 in prior quarter end which included an AOCI impact of ($2.28). PROFITABILITY Net income was $6.9 million or $0.35 per diluted share, an increase of $3.1 million or 82.0% compared to the third quarter 2023. Net interest income before provision increased $4.1 million or 29.1% for the quarter compared to the third quarter 2023. ROAA was 1.11% in the third quarter 2024 compared to 0.67% for the third quarter 2023. ROAE was

13.38% in the third quarter 2024 compared to 8.19% for the

third quarter 2023. CAPITAL/CREDIT The Company’s Board

of Directors declared a cash dividend of $0.05 per share of the

Company’s Class A common stock on October 28, 2024. The

dividend will be paid on December 5, 2024 to shareholders of record at the close of business on November 15, 2024. At September 30, 2024,

four loans were classified as nonaccrual for a total of $2.7 million. ACL coverage ratio was 1.19% at September 30, 2024, and

1.16% at September 30, 2023. (1) Non-GAAP financial measure.

See reconciliation in this presentation. 12

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

(1) In millions $735 $1,931 2016 2017 2018 2019 2020 2021

2022 2023 Q1 2024 Q2 2024 Q3 2024 Deposits In millions $782

$2,127 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Q2

2024 Q3 2024 Total stockholders’ equity In millions $86 $214

2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024

Q3 2024 ACL/Total Loans (2) 1.17% 1.19% 2016 2017

2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Net charge

-offs ($1,019) ($6) 2016 2017 2018 2019 2020 2021 2022 2023

Q1 2024 Q2 2024 Q3 2024 Nonperforming Assets/Total

Assets 1.58% 0.11% 2016 2017 2018 2019 2020 2021 2022 2023

Q1 2024 Q2 2024 Q3 2024 Net Interest Income In millions $30 $59

2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024

Q3 2024 Efficiency Ratio 94.15% 53.16% 2016 2017 2018

2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 PTPP

ROA (3) 0.24% 1.62% 2016 2017 2018 2019 2020 2021 2022

2023 Q1 2024 Q2 2024 Q3 2024 (1) Loan amounts include deferred fees/costs. (2) ACL was calculated under the CECL standard

methodology for all periods after January 1st 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure. See reconciliation in this presentation. 13

FINANCIAL RESULTS In thousands (except per share

data) Q3 2024 Q2 2024 Q3 2023 Balance Sheet (EOP) Total

Securities $426,528 $406,050 $415,920 Total Loans (1) $1,931,362

$1,869,249 $1,676,520 Total Assets $2,503,954 $2,458,270

$2,244,602 Total Deposits $2,126,617 $2,056,702 $1,920,922

Total Equity (2) $213,916 $201,020 $182,884 Income Statement

Net Interest Income $18,109 $17,311 $14,022 Non-Interest

Income $3,438 $3,211 $2,161 Total Revenue $21,547 $20,522

$16,183 Provision for Credit Losses $931 $786 $653 Non-Interest

Expense $11,454 $11,560 $10,461 Net Income $6,949 $6,209

$3,819 Diluted Earning Per Share (EPS) $0.35 $0.31 $0.19 Weighted

Average Diluted Shares 19,825,211 19,717,167 19,611,897

(1) Loan amounts include deferred fees/costs. (2) Total Equity includes accumulated comprehensive loss of $38.0 million for Q3 2024,

$44.7 million for Q2 2024, and $51.2 million for Q3 2023. 14

KEY PERFORMANCE INDICATORS Q3 2024 Q2 2024 Q3

2023 In thousands (except for TBV/share) GROWTH Total Assets

(EOP) $2,503,954 $2,458,270 $2,244,602 Total Loans (EOP)

$1,931,362 $1,869,249 $1,676,520 Total Deposits (EOP) $2,126,617

$2,056,702 $1,920,922 Tangible Book Value/Share

(1)(2) $10.90 $10.24 $9.36 PROFITABILTY Return On Average

Assets (ROAA) (3) 1.11% 1.01% 0.67% Return On Average

Equity (ROAE) (3) 13.38% 12.63% 8.19% Net Interest Margin (3)

3.03% 2.94% 2.60% Efficiency Ratio 53.16% 56.33% 64.64%

Non-Interest Expense/Avg Assets (3) 1.83% 1.88% 1.84%

CAPITAL/CREDIT Tangible Common Equity/Tangible

Assets (1) 8.54% 8.18% 8.15% Total Risk-Based Capital (4) 13.22%

13.12% 13.10% NCO/Avg Loans (3) 0.00% 0.00% 0.00%

NPA/Assets 0.11% 0.03% 0.02% Allowance for Credit Losses/Loans

1.19% 1.19% 1.16% (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) AOCI effect on tangible book value per share was ($1.94) for Q3 2024, ($2.28) for Q2 2024 and ($2.62) for

Q3 2023. (3) Annualized. (4) Reflects the Company's regulatory capital ratios which are provided for informational purposes only;

as a small bank holding company, the Company is not

subject to regulatory capital requirements. 15

DEPOSIT PORTFOLIO Deposits AVG In millions $1,941

$1,914 $2,049 $2,083 $2,078 $290 $282 $523 $316 $326 $1,011

$1,005 $1,098 $1,101 $1,085 $57 $50 $53 $56 $58 $588 $577 $575

$610 $5,609 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Non-interest

-bearing deposits Money market and savings Interest-bearing checking deposits Time deposits Deposit Cost 2.39% 2.53% 2.76%

2.64% 2.66% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

Commentary Average deposits slightly decreased to $2,078 million compared to the prior quarter and increased $136.1 million

or 7.0% compared to the third quarter 2023. DDA remained at 29%

of total average deposits. The quarterly average cost of deposits went up 2 bps during the third quarter of 2024 compared to the prior quarter; however, the monthly average deposit cost for September

2024 was 2.57%. The monthly decrease in deposit cost was due to the Company reducing Money Market rates in conjunction with the Fed

Funds decrease during the month. 16

LIQUIDITY EOP for Balance Sheet amounts Total Liquidity 57.3%

91.9% 86.6% 90.9% 90.8% Sep-23 Dec-23 Mar-23 Jun-24

Sep-27 On Balance Sheet Liquid Assets Total Liquidity Liquid

Assets: On-Balance Sheet Liquidity / Total Assets Total

Liquidity: Total Liquidity / Total Assets Sources of

Liquidity (in millions) 09/30/2024 On Balance Sheet Liquidity

Cash $6 Due from banks $33 Investment securities unpledged

$343 Total on balance sheet liquidity (Liquid Assets) $382 Off

Balance Sheet Liquidity FHLB excess capacity $176 Federal

Reserve Discount Window $32 Fed Fund Lines $105 Total

off balance sheet liquidity $313 Total Liquidity $695 Commentary

We believe we are well positioned to weather the current

economic environment. We have ample sources of liquidity

both on and off-balance sheet. Loan-to-deposit ratio increased compared to third quarter 2023 due to additional loan production. Loan-to-Deposit

Ratio 57.3% 91.9% 86.6% 90.9% 90.8% Sep-23 Dec-23 Mar-23

Jun-24 Sep-27 Liquidity calculation excludes vault cash reserves

17

LOAN PORTFOLIO Total Loans (AVG) In millions

$1,611 $1,699 $1,782 $1,828 $1,878 Q3 2023 Q4 2023 Q1 2024 Q2

2024 Q3 2024 Loan Yields 5.55% 5.79% 6.01% 6.16% 6.32%

0.02% 0.00% 0.00% 0.00% 0.00% 5.53% 5.79% 6.01% 6.16% 6.32%

+79 bps Q3'23 vs Q3'24 Sep-23 Dec-23 Mar-23 Jun-24 Sep-27

Loan coupon Loan Fees Commentary Average loans

increased $49.7 million or 10.8% annualized compared to prior quarter and $267.4 million or 16.6% compared to the third quarter

2023. Loan coupon increased 16 bps compared to the prior quarter and 79 bps compared to the third quarter 2023. 18

LOAN PRODUCTION Net Loan Production Trend In millions

8.00% 8.00% 8.16% 8.01% 7.75% $135 $55 $150 $46 $131 $91

$155 $108 $157 $95 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3

2024 Loan Production/Line changes Loan Amortization/payoffs

New loans weighted average coupon Loan Composition Trend

EOP (1) In millions $948 $1,928 28% 15% 63% 57% 9% 28%

Jun-20 Sep-24 Residential real estate Commercial real estate

Real Estate Loans Commercial and industrial. Correspondent banks, and

Consumer and other (1) Excludes deferred fees/cost. Commentary $157.0 million in new loan production in the third quarter 2024. Weighted average coupon on new loans was 7.75% for third quarter 2024, 143 bps above portfolio weighted average yield. Loan composition shift from real estate loans to non-CRE loans is steadily increasing,

further diversifying our loan portfolio. 19

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 2.60% 2.65% 2.62% 2.94% 3.03% $14,022 $14,376

$15,158 $17,311 $18,109 Q3 2023 Q4 2023 Q1 2024 Q2 2024

Q3 2024 Net interest income NIM Interest-Earning Assets

Mix (AVG) 4% 2% 5% 4% 3% 21% 19% 18% 19% 18%

75% 79% 77% 77% 79% Q3 2023 Q4 2023 Q1 2024 Q2 2024

Q3 2024 Total Loans Investment Securities Cash Balances

& Equivalents Commentary Net interest income increased

$798 thousand or 18.3% annualized compared to prior quarter and

$4.1 million or 29.1% compared to the third quarter 2023. Net interest margin increased 9 bps compared to prior quarter and 43 bps compared to third quarter 2023. NIM drivers: Interest earning asset mix improving at higher yields. Deposit cost remained stable. (1) Annualized.

20

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM Fixed Rate 44% Variable

Rate 53% 23% 12% 65% Prime CMT SOFR Loan Repricing Schedule

Variable/Hybrid Rate Loans 29% 38% 12% 21% 0-1 yrs.

1-2 yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year 1

& 2 Net Interest Income change from base ($ in thousands and % change)

$4,000 $3,000 $2,000 $1,000 $0 -100 0.7% 4.1% -$1,000 -1.4% 100

-100 +100 -$2,000 -5.5% -$3,000 -$4,000 -$5,000 21

SECURITIES PORTFOLIO EOP for Balance Sheet amounts, in

millions Portfolio Composition As of 9/30/24 Treasury CMO

MBS CMBS SBA Agency Municipalities Corporate Bank Subordinated

Debt 5% 33% 22% 20% 7% 6% 5% 2% Commentary

Securities portfolio at September

30, 2024 was $426.5 million; 61% of the portfolio is classified as AFS,

while 39% is classified as HTM. The modified duration is 5.1 and the average life is 6.4 years. Duration has increased as the result of higher rates and lower prepayments. We expect to receive

$13.5 million from the securities portfolio in Q4 2024 at current rates;

these cashflows will support loan growth or debt repayment. If rates drop 100 bps, we expect to receive $14.2 million in Q4 2024. 75%

of the portfolio is invested in mortgage-backed securities, boosting the liquidity. Securities Portfolio Key Metrics Metrics as of 9/30/2024

Securities Portfolio $ 426.5 AFS as % of portfolio 61% HTM as

% of portfolio 39% Portfolio Yield 2.6% Average Life

6.4 Mod Duration 5.1 AFS AOCI $ (41.5) Estimated Short Term

Cashflows -100 Base +100 Q4 2024 $14.2 $13.5 $12.8 2025 $52.9

$49.2 $45.2 2026 $55.2 $53.1 $50.2 Total $122.3 $115.8

$108.2 Securities Portfolio % 28.7% 27.2% 25.4% 22

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.16% 1.18% 1.18% 1.19% 1.19% $19,493 $21,084 $21,454 $22,230

$23,067 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Allowance

for credit losses ACL/Total loans Non-performing Loans In

thousands (except ratios) 0.03% 0.03% 0.0.3% 0.04% 0.14% $479 $468

$456 $758 $2,725 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

Non-accrual loans Non-performing loans to total loans Commentary

Allowance for credit losses increased $837 thousand compared to prior quarter and $3.6 million compared to third quarter 2023.

ACL coverage ratio was at 1.19% as of September 30, 2024. One

C&I loan for $420 thousand, two consumer loan for $1,991 thousand,

and one residential real estate loan for $314 thousand were

classified as nonaccrual as of September 30, 2024. Classified Loans (1)

to Total Loans 0.27% 0.53% 0.44% 0.45% 0.36% (1) Loans

classified as substandard at period end. No loans classified doubtful at all the dates presented. 23

LOAN PORTFOLIO MIX Residential real estate CRE - Owner

occupied CRE - Non-owner occupied Commercial and industrial

Correspondent banks Consumer and other 10% 15% 10% 47% 13% 5%

$1,928 MM (1) Commentary Total loan balance at quarter

end was $1,928 million (1). Commercial Real Estate (owner

occupied and non-owner occupied) was 57% or $1,095 million

of the total loan portfolio(1). CRE mix is diversified and granular.

Retail non-owner occupied makes up 27% of total CRE or $297.1 million.

CRE Loan Mix Land/Construction 3% Other 3% Retail 27%

Multifamily 18% CRE - Owner Occupied 17% Office

11% Warehouse 12% Hotels 9% Land/Construction 3% $1,095MM

CRE Loan Portfolio (non-owner occupied and owner occupied)

Weighted Average Loan Type Outstanding Balance

(1) LTV (2) DSCR (3) Average Loan Size (1) Retail $316

57% 1.53 $3.0 Multifamily $203 56% 1.33 $1.6 Office $182 56%

1.94 $1.5 Warehouse $187 57% 2.25 $1.6 Hotel $96 59% 2.23

$4.8 Other $75 57% 2.07 $1.7 Land/Construction $36 45%

NA $2.1 As of 9/30/24 Excludes deferred fees/cost Includes

loan types: office, warehouse, retail, and other (1) Balance in millions.

Excludes deferred fees/cost. (2) LTV - Loan to value ratio.

(3) DSCR - Debt service coverage ratio. 24

CRE OFFICE PORTFOLIO

Owner Occupied Office by Business Type

In Millions as of 9/30/2024


$16.4
25%
$24.8
38%
$4.4
7%
$19.2
30%
Medical/Dental
Other Professional
Other
< $1MM

Non-Owner Occupied Office by Business Type

In Millions as of 9/30/2024


$83.0
71%
$16.3
14%
$4.9
4%
$12.1
11%
Multi-Tenant
Medical/Dental
Other
< $1MM

Office Loan Portfolio Maturities and Repricing

< 1 year	1 year to 3 years	3 years to 5 years	5 years to 10 years	> 10 years
11%	28%	49%	12%	0%

Commentary

Total office loan portfolio (owner occupied and non-owner occupied) had 120 notes with an average balance of $1.5 million, LTV of 56%, and DSCR of 1.94X at quarter end.

The largest business type in the office portfolio is multi-tenant with 46% of the portfolio.

South Florida's office sector outperforms the national average with a lower vacancy rate of 12% and with a positive net absorption for three straight years as of Q1 2024. All three major markets within South Florida were ranked in the top 10 nationally for year-over-year rent growth. (1)

CRE Office Key Metrics

	As of 9/30/24
Avg. Loan Size in millions	$1.5
NCOs / Average Loans	0.00%
Delinquencies / Loans	0.00%
Nonaccruals / Loans	0.00%
Classified Loans / Loans	0.00%

(1) Data points source: CBRE, a NYSE-listed and worldwide commercial real estate services & investment company with clients in 100+ countries, including over 95% of the Fortune 100. Published March 2024.

25

NON-INTEREST INCOME In thousands (except ratios) Q3 2024 Q2

2024 Q1 2024 Q4 2023 Q3 2023 Total service fees

$2,544 $1,977 $1,651 $1,348 $1,329 Wire fees $563 $557 $521 $518

$502 Swap fees $1,285 $650 $285 $16 $97 Other $696 $770 $845

$814 $730 Gain (loss)

on sale of securities available for sale - 14 - (883) (955) Gain on sale of loans held for sale 109 417 67 105 255 Other income

785 803 746 756 1,532 Total non-interest income $3,438

$3,211 $2,464 $1,326 $2,161 Average total assets $2,485,434

$2,479,222 $2,436,103 $2,268,811 $2,250,258 Non-interest income/Average assets (1) 0.55% 0.52% 0.41% 0.23% 0.38% Commentary Service fees increased year over year due to loan swap fees and wire fees.

Gain on sale of SBA 7a loans represent $109 thousand for the third quarter

2024. Non-interest income is 16.0% of total revenue for third quarter

2024 and 0.55% to average assets; both metrics are higher than prior quarters. (1) Annualized. 26

NON-INTEREST EXPENSE In thousands (except ratios) Q3 2024 Q2

2024 Q1 2024 Q4 2023 Q3 2023 Salaries and employee benefits

$7,200 $7,353 $6,310 $6,104 $6,066 Occupancy 1,341 1,266 1,314

1,262 1,350 Regulatory assessments and fees 452 476 433

412 365 Consulting and legal fees 161 263 592 642 513 Network and information technology services 513 479 507 552 481 Other operating expense 1,787 1,723 2,018 1,747 1,686 Total non-interest

expense $11,454 $11,560 $11,174 $10,719 $10,461 Efficiency

ratio 53.16% 56.33% 63.41% 68.27% 64.64% Average

total assets $2,485,434 $2,479,222 $2,436,103 $2,268,811 $2,250,258

Non-interest expense / Average assets (1) 1.83% 1.88%

1.84% 1.87% 1.84% Full-time equivalent employees 198 197 199

196 194 Commentary Salaries and benefits decreased $153 thousand compared to the prior quarter due to higher incentives paid in the second quarter

2024. Consulting and legal fees decreased $102 thousand compared to the prior quarter due to reimbursement of legal expenses. Non-interest expense to average assets remained under 2% for all periods. Efficiency ratio improved for the third quarter 2024 primarily due to strong growth in non-interest income and a slight decrease in non-interest expenses.

(1) Annualized. 27

CAPITAL Capital Ratios (1) Leverage Ratio TCE/TA (2) Tier

1 Risk-Based Capital Total Risk-Based Capital AOCI In

Millions Q3 2024 9.34% 8.54% 12.01% 13.22% ($38.0) Q2

2024 9.03% 8.18% 11.93% 13.12% ($44.7) Q3 2023 9.26% 8.15%

11.97% 13.10% ($51.2) Well-Capitalized 5.00% NA 8.00%

10.00% Commentary The Company paid in September 2024 a cash

dividend of $0.05 per share of the Company’s Class A common stock;

the aggregate distributed dividend amount was $1.0 million.

During the quarter, the Company repurchased 10,000 shares

of common stock at a weighted average cost per share of $12.03. 537,980 shares remained authorized for repurchase under the Company’s share repurchase programs at September 30, 2024. Q3 2024 EOP common stock shares outstanding: 19,620,632. (1) Reflects the

Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the

Company is not subject to regulatory capital requirements. (2) Non-GAAP financial measures. See reconciliation in this presentation. 28

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-

offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base with 30% non-

interest-bearing deposits (EOP) 29

APPENDIX – RISK MANAGEMENT Risk Management Philosophy and

Culture Management has instilled a culture of adherence

to well-developed risk management procedures Management is responsible for day-to-day risk management (identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial,

operational, compliance and reporting levels) Risk management division consists of four individuals covering enterprise risk management,

cybersecurity, third-party risk, internal audit and loan

reviews Compliance division consists of seventeen individuals covering bank secrecy, consumer compliance and investigations

Both areas play an active role in assessing corporate risks, compliance and collaborating with management to mitigate identified risks Heightened focus on BSA / AML / KYC compliance due to foreign exposure

Individual country loan exposure limited to 0% - 70% of total capital based on individual country risk Global banking services

offered exclusively to institutions in countries meeting U.S.

Century’s robust risk tolerance framework Highly experienced compliance team with international compliance experience

from larger banking institutions Audit Committee consists of 4 members responsible for complete oversight of Company’s risk management process: Ramon Rodriguez (Chair), Bernardo Fernandez, Ramón

Abadin and Maria Alonso Credit Philosophy Conservative credit culture that encourages prudent and desirable loans over unchecked growth Underwriting strength stems from deep understanding of U.S.

Century’s market, long-standing relationships with clients, and disciplined process Focused on maintaining a well-diversified and conservative loan portfolio Robust Credit Administration Underwriting group supported by experienced credit officers with both credit and lending experience Effective and independent loan review
Credit Committee meetings conduct in-depth loan portfolio monitoring,

including concentration limits Active monitoring and reporting on existing or emerging concentrations and targeted reviews of any higher risk portfolios 30

APPENDIX – TECHNOLOGY SUPPORT 2016 FIS Paperless

Account Opening January 16 - April 16 2017 cardEZonce Instant

Issue Debit Card October ‘16 - March 17 2018 / 9 = Network

In-housing —==== January 18 - September 18 . J 2019 / . 2 : — Horizon

Core Conversion September ‘18 - September ‘19 2020 / A rarag

Accounts Payable Msnn November '19-January ‘20 2021 / . Summit PPP

Loan Origination January ‘21 - February 21 Continued next

— International Letter Of Credit erran April‘16-July'16 ( 2*; — Cash

Management Portal ' 2 August'16 - March'17 ___ / SecureworksMSSP

Secureworks PRRMRAMAKRXXXP January 18 — May 18 __

Zelle Zelle P2P June 19 — November ‘19 •m... . Collaboration Applications

■ Microsoft February'20-March-20 D Treasury Management Platform

November ‘20 - October ‘21 ( —- Reporting Database b May 16

- September 16 ___ ( () FedlinkAnywhere lÁ^^^April 17-September

17 __ •m .. , OFFICE 365 i icroso February 18 - September 18 o I Image

Deposit ATM 1 March 19 - December 19 _____ / : NUMERATED

PPP Loan Origination System May ‘20 - June ‘20 COHESITY Immutable

backup solution Jan ‘21-June ‘21 — FIS EMV Debit Cards August

'16-October 16 __ CECL and ALLL Application ( abrigo June 21 -

December 21 31

APPENDIX – TECHNOLOGY SUPPORT 2022 / 9 MANTI

Remote Account Opening October ‘21 - March ‘22 Sw Secureworks

MXDR platform Feb ‘22-July22‘ ___ ( 1 Ring Central call reporting

IY October ‘22 - March ‘23 __ 2023 / 1 re abrigo Loan origination system 9 June ‘22 -May 23 _____ •FedN: w FED Now payments January

‘23 - October ‘23 ( . Pidgin real time payments Pidgin January ‘23

- October ‘23 _____ Cloud (laas) for DR environment July

‘23 - December ‘23 2024 - 2025 P. PBX (SaaS) - Teams

Calling J November ‘23- March ‘24 __ ( Wire fraud application _____

A Commercial Account Opening _____ ( CRM system

_______ Account analysis solution ___ _____ Financial reporting application

________ ACH Positive Pay/ACH Alert zelle Zelle for Small Business

Siem Solution 32

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) As of or For the Three Months Ended 9/30/2024 6/30/2024

3/31/2024 12/31/2023 9/30/2023 Pre-tax pre-provision ("PTPP")

income: (1) Net income $ 6,949 $ 6,209 $ 4,612 $ 2,721 $ 3,819

Plus: Provision for income tax es 2,213 1,967 1,426 787 1,250

Plus: Provision for credit losses PTPP income 931 c 10 003 c 786

o 062 410 c 6 449 1,475 c A 083 c 653 5 722 PTPP return on average assets: (1) PTPP income $ 10,093 $ 8,962 $ 6,448 $ 4,983 $ 5,722 Ave rage assets $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258

PTPP return on average assets (2) 1.62% 1.45% 1.06% 0.87% 1.01%

Operating net income: (1) Net income $ 6,949 $ 6,209 $ 4,612 $

2,721 $ 3,819 Less Net gains (losses) on sale of securities - 14 - (883)

(955) Less: Tax effect on sale of securities Operating net income

c E 940 c (4) C 100 c 4619 224 c 3 380 c 242 A 532 - — —— ——

— —— Operating PTPP income: (1) PTPP income $ 10,093 $ 8,962

$ 6,448 $ 4,983 $ 5,722 Less Net gains (losses) on sale of

securities - 14 - (883) (955) Operating PTPP income S 10,093

S 8,948 S 6,448 $ 5,866 $ 6,677 Operating PTPP return on average assets: (1) Operating PTPP income $ 10,093 $ 8,948 $ 6,448 $ 5,866

$ 6,677 Average assets $ 2,485,434 $ 2,479,222 $ 2,436,103

$ 2,268,811 $ 2,250,258 Operating PTPP return on average

assets (2) 1.62% 1.45% 1.06% 1.03% 1.18% Operating return on average assets: (1) Operating net income Average assets $ 6,949

$ 2 485 434 $ 6,199 $ 2 479 222 $ 4,612 $ 2 436 103 $ 3,380 $ 2 268

811 $ 4,532 $ 2 250 258 , — — — — — -e Operating return on average assets (2) 1.11% 1.01% 0.76% 0.59% 0.80% Operating return on average equity: (1) Operating net income $ 6,949 $ 6,199 $ 4,612 $ 3,380 $

4,532 Average equity $ 206,641 $ 197,755 $ 193,092 $ 183,629

$ 184,901 Operating return on average equity (2)
13.38% 12.61% 9.61% 7.30% 9.72% Operating Revenue: (1) Net

interest income $ 18,109 $ 17,311 $ 15,158 $ 14,376 $ 14,022 Non-interest income 3,438 3,211 2,464 1,326 2,161 Less: Net gains (losses) on sale of securities - 14 - (883) (955) Operating revenue S 21,547

S 20,508 S 17,622 S 16,585 $ 17,138 Operating Efficiency Ratio: (1)

Total non-interest expense $ 11,454 $ 11,560 $ 11,174

$ 10,719 $ 10,461 Operating revenue $ 21 ,547 $ 20,508 $

17,622 $ 16,585 $ 17,138 Operating efficiency ratio 53.16% 56.37%

63.41% 64.63% 61.04% 1. The Company believes these non-GAAP

measurements are key indicators of the ongoing earnings pow er of the Company. 2. Annualized. 33

APPENDIX - NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Tangible book value per common share (at period-end):	(1)					
Total stockholders' equity		$ 213,916	$ 201,020	$ 195,011	$ 191,968	$ 182,884
Less: Intangible assets		-	-	-	-	-
Tangible stockholders' equity		$ 213,916	$ 201,020	$ 195,011	$ 191,968	$ 182,884
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		19,620,632	19,630,632	19,650,463	19,575,435	19,542,290
Tangible book value per common share	(2)	$ 10.90	$ 10.24	$ 9.92	$ 9.81	$ 9.36
Operating diluted net income per common share:	(1)					
Operating net income		$ 6,949	$ 6,199	$ 4,612	$ 3,380	$ 4,532
Total weighted average diluted shares of common stock		19,825,211	19,717,167	19,698,258	19,573,350	19,611,897
Operating diluted net income per common share:		$ 0.35	$ 0.31	$ 0.23	$ 0.17	$ 0.23
Tangible Common Equity/Tangible Assets	(1)					
Tangible stockholders' equity		$ 213,916	$ 201,020	$ 195,011	$ 191,968	$ 182,884
Tangible total assets	(3)	$ 2,503,954	$ 2,458,270	$ 2,489,142	$ 2,339,093	$ 2,244,602
Tangible Common Equity/Tangible Assets		8.54%	8.18%	7.83%	8.21%	8.15%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.
(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP.

34

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 35